UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

February 23, 2004
(Date of earliest event reported)

HealthTronics Surgical Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1841 W. Oak Parkway, Suite A, Marietta, GA	30062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   770-419-0691

Item 5. Other Events and Regulation FD Disclosure.

On February 23, 2004, the Company issued a press release announcing an agreement to purchase HMT Holding AG. A copy of the press release is attached as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c)     Exhibit 99.1. Press release dated February 23, 2004

Exhibit Index
99.1	Press release dated February 23, 2004

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthTronics Surgical Services, Inc. (Registrant)
February 23, 2004 (Date)	/s/ MARTIN J. MCGAHAN Martin J. McGahan President and COO